Exhibit 99.1
Presentation to Investors KBW Insurance Conference SEPTEMBER 4, 2008 TOWER GROUP, INC.

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation or any other written or oral statements made by or on behalf of CastlePoint and Tower Group, Inc. may include forward-looking statements that reflect CastlePoint's and Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of CastlePoint, Tower, Hermitage and the combined companies to differ materially from those indicated in these statements. The following factors, among others, could cause or contribute to such material differences: the ability to obtain governmental approvals or rulings on or regarding the Hermitage transactions or the Tower-CastlePoint merger on the proposed terms and schedule; the failure of the shareholders of CastlePoint or the stockholders of Tower to approve the Tower- CastlePoint merger; the failure to satisfy the closing conditions to the Hermitage acquisition or the Tower-CastlePoint merger; the risk that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risk that the revenue opportunities, cost savings and other anticipated synergies from the Hermitage acquisition or the Tower-CastlePoint merger may not be fully realized or may take longer to realize than expected; disruption from the Hermitage acquisition or the Tower-CastlePoint merger making it difficult to maintain relationships with customers, employees, brokers and managing general agents; the risk that the U.S. or Bermuda tax authorities may view the tax treatment of the Hermitage acquisition or Tower- CastlePoint merger and/or the other transactions contemplated by the Hermitage stock purchase agreement or the Tower-CastlePoint merger agreement differently from CastlePoint and Tower's tax advisors; costs relating to the transactions; ineffectiveness or obsolescence of the business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than the underwriting, reserving or investment practices of Hermitage, CastlePoint or Tower anticipate based on historical experience or industry data; the ability to obtain necessary governmental licenses; the ability to hire and retain executive officers and other key personnel; the effects of acts of terrorism or war; developments in the world's financial and capital markets that adversely affect the performance of Hermitage's, CastlePoint's and Tower's investments; changes in regulations or laws applicable to Hermitage, CastlePoint, Tower and their respective subsidiaries, brokers or customers, including tax laws in Bermuda and the United States; acceptance of products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of Hermitage's, CastlePoint's or Tower's reinsurers to pay claims timely or at all; decreased demand for Hermitage's, CastlePoint's or Tower's insurance or reinsurance products; the effects of mergers, acquisitions and divestitures in the insurance and reinsurance sectors; changes in rating agency policies or practices; changes in legal theories of liability under Hermitage's, CastlePoint's and Tower's insurance policies or the policies that it reinsures; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and the assumptions underlying our pro forma projections and/or earnings guidance could prove incorrect due to, among other things, the foregoing factors, and neither CastlePoint nor Tower undertake any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Additional Information Although the acquisition of Hermitage by CastlePoint and sale of Hermitage operating assets by CastlePoint to Tower is not subject to approval by either Tower or CastlePoint shareholders, information regarding the transaction will be included in the joint proxy statement/prospectus regarding the proposed Tower-CastlePoint merger. Shareholders of Tower and CastlePoint are urged to read the joint proxy statement/prospectus regarding the proposed Tower-CastlePoint merger when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and CastlePoint, without charge, at the Securities Exchange Commission's Internet site (www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by accessing the companies' websites: http://www.twrgrp.com/ or http://www.castlepoint.bm/ Tower and CastlePoint, their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the shareholders of Tower and/or CastlePoint in respect of the proposed Tower-CastlePoint merger. Information regarding Tower's directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by Tower on April 11, 2008, and information regarding CastlePoint's directors and executive officers is available in it proxy statement filed with the Securities and Exchange Commission by CastlePoint on April 29, 2008. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a joint proxy statement/prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Overview

- **Specialty property & casualty insurance company and service provider headquartered in New York City (rated A- by A.M. Best)**
  - Northeast focus; expanding nationally
  - Revenues: Greater than $1 Billion after CastlePoint acquisition
  - Number of employees: 575
- **Diversified, low hazard business platform:**
  - Broad product lines: commercial multi-peril, workers compensation, commercial auto, general liability and personal lines
  - Focus on writing small premium-sized policies (under $3,000 average) insuring "Main Street" risks: retail stores, restaurants, apartment buildings, modestly valued homes
  - Multiple distribution platform comprised of retail and wholesale agents through Tower and program underwriting agents and small insurance companies through CastlePoint
- **Tower differentiation**
  - High ROE business model (18% to 20%)
  - High growth platform (10% to 20% premium growth)
  - Favorable underwriting track record (85% to 90% combined ratio)
  - Strong acquisition track record

TOWER GROUP, INC.
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History 1990 - Michael H. Lee, CEO, founded Tower Insurance Company of New York (TICNY) with $2 million and 10 employees 1996 - Tower Risk Management (TRM), management company formed to support additional premium volume and generate additional fee income 2001 - Acquired $42 million renewal premiums from Empire Insurance Group 2004 - Raised $127 million through an initial public offering to increase premium retention - Acquired $40 million of renewal premiums from OneBeacon Insurance Group 2006 - Sponsored CastlePoint (rated A- by A.M. Best), which raised $265 million initially and $111 million through an IPO, to provide Tower with a reliable source of quota share reinsurance and primary risk sharing 2007 - Raised $95 million through a follow-on offering of common stock - Closed on acquisition of Preserver Group furthering Tower's Northeast expansion with 300 retail agents producing profitable small commercial and personal lines business 2008 - Tower announced the acquisition of CastlePoint Holdings, Ltd. - Tower and CastlePoint announced the acquisition of Hermitage Insurance Group

Premium Growth Drivers
2002-2007: 35.9% CAGR; 2Q08 vs. 2Q07: 34.8% Growth

Drivers	Growth Track Record and Initiatives
A Broad and Expanding Product Line Platform	➢ Successful product development track record - developed all existing lines of business in-house (Northeast: $87B in market size) ➢ Commenced expansion into different lines of business and classes in 2007
High Retention Ratio	➢ 80% for 2Q 2008 ➢ Continuing to experience premium increases for personal lines
Multiple Sources of Distribution and Territorial Expansion	➢ Retail – Began regional expansion in 2004; West Coast expansion in 2008 ➢ Wholesale – Began national expansion in 2007 ➢ Program underwriting agents and small insurance companies – Began participation in 2006
Acquisitions and Alliances	➢ Acquisition of renewals and small insurance companies to gain access to local markets ➢ Improve profitability and growth by utilizing Tower's scale, technology and hybrid business model ➢ Preserver – Successfully transformed less than 5% ROE business into 20% ROE business ➢ Hermitage – Adds E&S platform and Southeast retail distribution ➢ CastlePoint – Provides capital for primary insurance; financially compelling for both companies

Note: Growth percentages based on gross premiums written and produced

TOWER GROUP, INC. 5

Underwriting Profitability 2003 to 2007: 56% average gross loss ratio; YTD 6/30/08: 50.1% gross loss ratio Focus on Profitable Market Segments A Broad and Diversified Line of Business Platform Focus on Small, Simple, Low to Moderate Hazard Risks In-House Claims and Legal Defense Competencies Provides the ability to achieve adequate pricing and favorable coverage terms Allocation of capital to lines of business in response to varying market conditions Favorable and predictable loss ratio Simple to underwrite and expand to other states and other lines of business In-house capability reduces claims costs Drivers Advantages Created

Underwriting Profitability Historical performance (Insurance Segment) *2007 Estimated for P&C Industry data Source: A.M. Best Company for P&C Industry data. Gross loss ratios are provided for the Tower Insurance Segment. Net loss ratios are provided for the P&C Industry. Outperformed the property & casualty industry average significantly over the last 5 years At the same time, Tower has demonstrated more consistency than the industry Tower Insurance Segment P&C Industry Reinsurance Segment 2003 0.609 0.75 0.617 2004 0.561 0.735 0.867 2005 0.571 0.753 2006 0.532 0.653 2007* 0.508 0.677 YTD 6/30/08 0.501 N/A Loss Ratio (2003 - YTD 6/30/08)

Attractive gross expense ratio due to economies of scale, efficient business processes and technology Ability to process a large number of small policies (average under $3,000) cost effectively Commission and fee income generated from transferring premiums to reinsurers and other insurance companies Offsets gross expense ratio and results in lower adjusted net expense ratio Note: 2006 excludes the effects of the PXRE transactions. Adjusted net expense ratio reflects reinsurance ceding commission earned and net fee income from TRM. Gross and Adjusted Net Expense Ratio (2003 - YTD 6/30/08) Gross Expense Ratio Adjusted Net Expense Ratio Insurance Net Expense Ratio Reinsurance Commission Benefit 4th Qtr 2003 0.3 -0.0232 0.044 0.256 2004 0.311 0.12 2005 0.308 0.275 2006 0.287 0.267 2007 0.292 0.246 YTD 6/30/08 0.304 0.233 Pre-IPO Competitive Cost Advantage

Transaction Summary: Tower Acquisition of CastlePoint (announced August 5, 2008)

Transaction	• Tower Group, Inc. (TWGP) to acquire CastlePoint Holdings, Ltd. (CPHL)

Consideration	• Fixed exchange ratio of 0.47 TWGP common plus $1.83 cash per CPHL share
	• Collar has a cap of $26.00 and floor of $20.00
	    • between $17.50 and $20.00, a fixed value per share of $11.23 including the dividend
	    • below $17.50, a fixed exchange ratio of 0.5371
	• Taxable to CastlePoint shareholders

Valuation	• $12.68 per CPHL share based on TWGP's closing price on 8/4/2008 • Final price is based on the 15 day volume weighted average price measured 5 days prior to close
Financing	• No external financing required
Expected Closing	• December 2008
Approvals	• Tower and CastlePoint shareholder approvals and customary regulatory approvals

TOWER GROUP, INC. 9

Overview of CastlePoint Holdings, Ltd.

COMPANY DESCRIPTION

- **Specialty insurer and reinsurer (rated A- by A.M. Best) headquartered in Bermuda**
  - First company to use Bermuda platform exclusively to aggregate low-hazard primary business
  - Focus on providing solutions to small insurance companies and program underwriting agents
  - 30% of business is unrelated to Tower
- **Business solutions:**
  - Quota share
  - Primary risk sharing
  - Programs
  - Insurance company services

BACKGROUND ON CASTLEPOINT'S FORMATION

- **April 2006**
  - Tower sponsors CastlePoint
  - CastlePoint raises $265 MM initial equity capital via 144A private placement
- **December 2006 – Issued $100 MM of trust preferred**
- **March 2007 – CastlePoint's IPO with an additional $114 MM of common stock**
- **September 2007 – Issued $30 MM of trust preferred**

TOWER GROUP, INC. 10

Financially Compelling Financially Compelling for Tower Shareholders 21% accretive to 2008 estimated year end BVPS 2009 EPS guidance of $3.20 to $3.40. Financially Compelling for CastlePoint Shareholders CastlePoint valued at a 42.8% premium to 8/04/08 closing price of $8.88 per share Consideration represents 1.16x 3/31/08 Book Value (1)(2), 7.25x 2008 IBES Earnings (1)(2) Opportunity for CastlePoint shareholders to participate in potential Tower share price appreciation Post-Transaction Metrics Indicate Compelling Valuation 1.24 x 2008 projected book value per share 7x 2009 projected EPS Below IPO valuation in 2004 of 1.4x book value Based on 3/31/08 book value and IBES consensus estimates. Based on the closing price prior to announcement.

Strategic Rationale Increased Financial Strength and Flexibility Strengthens Tower's capital base to support future organic growth and acquisitions Creates additional capacity (approximately $500 MM) by shifting Tower's business from CastlePoint to other reinsurers and insurance companies at more favorable terms Allows Redeployment of CastlePoint's Capital to Primary Insurance Increase ROE from less than 15% to Tower's target ROE of 18% to 20% by redeploying more of CastlePoint's capital to primary insurance, organically and through acquisitions Higher ROE offsets the advantage of Bermuda platform Provides Expansion and Diversification of Revenues and Distribution Channels Effectively manage market cycle risks by diversifying sources of revenue and distribution channels Improves Corporate Governance, Achieves Cost Savings and Efficiency Simplifies corporate structure Enables greater efficiency and cost savings from operating one rather than two public companies

Transaction Summary: Tower and CastlePoint Acquisition of Hermitage (announced August 27, 2008)

Transaction	• CastlePoint to acquire HIG, Inc. • Tower to acquire operating assets of HIG, Inc.,*
Consideration	• $135 MM cash to be paid to seller, Brookfield Asset Management (BAM), by CastlePoint Re • $16 MM to be paid to CastlePoint Re for the operating asset by Tower*
Valuation	• Overall company valued at approximately $135 MM which represents a $27 MM premium over adjusted book value at closing, or 1.25x price / expected book
Financing	• No external financing required
Expected Closing	• Year-end 2008
Approvals	• Customary regulatory approvals

* If Tower's acquisition of CastlePoint is not consummated or is delayed

TOWER GROUP, INC.
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Overview of Hermitage Insurance Group (HIG) Specialty property and casualty insurance holding company Offers products on a both admitted and excess and surplus basis to commercial customers throughout the United States Headquartered in Westchester, NY with offices in Connecticut, Georgia and Alabama Operating insurance companies: Hermitage Insurance Company and Kodiak Insurance Company Operate in 10 states on an admitted basis and in 29 states and the District of Columbia on an E&S basis Territorial focus (each approximately 1/3 of total premium): Excess & Surplus (Wholesale agents): FL, AL, MA, other states Specialty Admitted (Wholesale agents): NY and NJ Specialty Admitted (Retail agents): Southeast

Hermitage: Strategic Benefits and Transaction Rationale Implements Tower's post-CastlePoint acquisition business plan to achieve higher operating diluted EPS and ROE Increases projected operating diluted EPS (excludes realized investment gains and losses) from the lower to the upper end of the $3.20 to $3.40 range previously announced 2009 earnings guidance ROE for Tower in 2009 projected to increase to approximately 17%, close to post-CastlePoint acquisition target between 18% to 20% Profitable, low to moderate hazard book of business with a favorable loss ratio $100M GWP projected in 2008 with a net loss ratio of approximately 52% through the first six months of 2008 Lines of Business: commercial property, general liability, CMP, commercial auto and other liability Small Commercial Segments: habitational, artisan contractors, restaurants, retail Continuation of Tower's strategy of building a national distribution platform through acquisitions Expands wholesale agency distribution nationally Access to approximately 130 wholesale agents offering products on an E&S and admitted basis Expands retail agency distribution in the Southeast Access to 150 retail agents further establishing our retail distribution system in the Southeast

Increasing ROE Using Tower's Hybrid Business Model Gradual increase in ROE to target 18% to 20%: Pro Forma ROE w/ CastlePoint (16.4%), Pro Forma ROE w/ Hermitage (17%) Return on Equity (%) Tower 2008E Standalone At Closing Year-End 2008 Pro Forma 2009E Target Net Premiums 0.96 1.14 1.05 1 Premiums Transferred to Reinsurers & Other Companies 1.44 0.06 0.45 1 0 0 0 0 $500 MM Excess Capacity 20.4% 17% 18% - 20% Premium to Equity Leverage 95% 5% 1.2x

Gross Premiums Written and Produced Policies in force increased 13% as of 6/30/08 versus the prior year Renewal premiums increased 3.8% in personal lines; retention was 80% for all lines for 2Q 2008 Three Months Ended Twelve Months Ended $ in Thousands 44.4% increase 34.7% increase 34.7% increase Note: For 2007, the increase in Gross Premiums Written and Produced, excluding the contribution from the Preserver acquisition was 29.3%.

Net Operating Income $ in Thousands Three Months Ended Nine Months Ended Three Months Ended Twelve Months Ended $ in Thousands Note: Operating income excludes realized investment gains or losses. Net realized investment gains or losses, net of tax, for the three months ended June 30, 2007 and 2008 are $58,000 and ($5.2) million, respectively. Net realized investment gains or losses, net of tax, for the years ended December 31, 2006 and 2007 are $8,000 and ($11.4) million, respectively. Excluding the effect of CastlePoint items in 2006 and 2007, increase was 87.9% 24.6% increase 53.6% increase(1) 53.6% increase(1)

Diluted EPS Growth Note: Diluted EPS excludes realized investment gains or losses. 2006 Diluted EPS was $1.62 upon adjustment to exclude the effects of significant events which are the gains, warrant and start-up costs related to CastlePoint and PXRE commutation/novation. Gains related to the issuance of common stock by CastlePoint were $0.25 and $0.08 for 2006 and 2007, respectively.

High Quality Reinsurance $ in Thousands $ in Thousands

Predictable Loss Reserves Low to moderate hazard risks No significant adverse reserve development in 22 consecutive quarters No asbestos or environmental exposures No asbestos or environmental exposures No asbestos or environmental exposures No asbestos or environmental exposures

Investments As of June 30, 2008: Fixed income average quality of AA- Effective duration of 4.41 years (Index 4.32) Tax equivalent book yield of 5.41% OTTI driven primarily by RMBS rated less than AA. Remaining value of $14 million; 2.4% of total investments Post acquisition of CastlePoint investment portfolio projected to be $1.3 billion. Cost basis of acquired investments will be at market value at acquisition date Cash & Equivalents U.S. Treasuries Agency Corporates Mortgage-Backed Asset-Backed Municipals Preferreds Equities East 0.146 0.039 0.012 0.298 0.218 0.018 0.262 0.006 0.001 Asset Allocation Asset Quality US Treasuries Aaa Aa A BBB Below BBB Cash & Equivalents Asset Quality 0.039 0.321 0.178 0.142 0.111 0.061 0.148

Key Investment Considerations High ROE Business Model High Growth Platform Favorable loss ratio Competitive Cost Advantage Continuing strong growth in 2008 and 2009 Drivers Target 18% to 20% 10% to 20% Below 60% Under 26% (Net Expense Ratio) Estimated 21% and 17% increase in EPS and BVPS, respectively for 2008 2009 -Upper end of $3.20 to $3.40 EPS guidance

120 Broadway, 31st Floor, New York, NY 10271 www.twrgrp.com